Exhibit 99.1

 Summer 2019Investor Presentation

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current view with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. All of these forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. While we believe these expectations, assumptions, estimates, judgments and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; cyber-attacks or disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file with the Securities and Exchange Commission. All statements other than statements of historical fact included in this press release are forward-looking statements including, but not limited to, expected financial outlook for the year 2019 and all forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement that we make in this presentation speaks only as of the date of this presentation. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise except as required by law.This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA growth, Adjusted EBITDA margin and Revenue CAGR. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to Slides 37, 38 and 39 of this presentation for a reconciliation of Adjusted EBITDA to net income (loss). Adjusted EBITDA is defined as net income (loss) before depreciation and amortization, interest expense, income taxes, and also adjusted to add back certain charges and expenses, such as transaction costs and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance.  Safe Harbor Statement / Non-GAAP Financial Measures

 Company Overview

Intermex Overview

intermex
INTERNATIONAL MONEY EXPRESS

	TT as of Mar 31st '18	TT as of Mar 31st '19
Revenue	$225.3M	$286.1M
Adjusted EBITDA[(2)]	$35.0M	$49.1M
Adjusted EBITDA Growth[(2)]	22%	40%
Adjusted EBITDA Margin %[(2)]	15.5%	17.2%
Money Transfer Transactions	20.1M	25.6M
Remittance Volume	$7.3B+	$9.5B+
Countries	17	21
Total Employees	588	723

Licensed in 50 U.S. states, DC and Puerto Rico, served through a sending agent base of independent, non-exclusive agents and 32 company stores

- Leading Money Transfer service provider to the $90B US to Latin America and Caribbean corridor (LAC)[(1)]
- Recent launch in Africa (inbound) and Canada (outbound)
- Unique and differentiated approach has driven rapid market share growth
- Impressive Financial Performance – Revenue CAGR of 31% from 2013 - 2018

Efficient, High Growth Platform



Sending Side
Sending Agent Network
Phone/Fax
Orders
2 Call Centers (Mexico / Guatemala)
32 Company Stores (U.S.)
Computer Orders
Computer Orders
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Receiving Side
Paying Agent Network
To 17 Latin American Countries
To 4 African Countries
Mexico (Elektra, BanCoppel)
Guatemala (Banrural, Banco Industrial)
El Salvador and Honduras
Other Countries

(1) World Bank (2018). Reflects LAC market size as of 2018.
(2) Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 37, 38 and 39 for more detail and a reconciliation of Adjusted EBITDA to net income (loss).

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Intermex – Evolution of a Market Leader

History of sustained market share growth provides a strong platform for future growth

($ in millions)



2009 – 2012
Revenue CAGR: 8%
2013 – 2018
Revenue CAGR: 31%
$55.7
$57.9
$61.9
$70.6
$82.8
$98.3
$124.2
$165.4
$215.5
$273.9
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Early Years

- Intermex was founded in 1994 as a money transfer provider headquartered in Miami, Florida
- Acquired Servimex, Americana and Maniflo and expanded into 13 new U.S. states
- Opened call centers in Mexico and Guatemala
- Completed re-engineering and business model shift to focus on efficient agents and profitability
- Investment in innovative and highly scalable technology

Foundation
Inception - 2012

Expansion

- Further market penetration into western and northeastern U.S.
- Economic recovery sets in, providing backdrop for market growth
- Acceleration of market share gains
- Increased proprietary payor network coverage and penetration
- Launched differentiated Customer Management platform and loyalty program to capture additional customers
- Began developing mobile / online strategy
- Expansion into new regions of the world

Accelerated Growth
2013 - Present

5

Strong and Accelerating Financial Performance

Intermex has an attractive financial profile with strong momentum

- Intermex's differentiated approach, along with its unique and efficient platform, has allowed the Company to significantly grow scale and profitability
- Strong top-line and margin growth demonstrates business scalability and operational leverage
- Full year 2018 results demonstrate execution of strategic priorities
- Significant market share growth opportunities in West, Midwest and Northeast U.S. send markets, and within existing Latin American receive markets

Revenue



($ in millions)
2015 – 2019P CAGR: 27%
$124.2
$165.4
$215.5
$273.9
$320-$330
2015
2016
2017
2018
2019P

Adjusted EBITDA(1)



($ in millions)
2015 – 2019P CAGR: 30%
$18.8
$27.1
$33.4
$47.1
$54-$58
2015
2016
2017
2018
2019P(2)

(1) Please see pages 37, 38 and 39 for detail on adjustments to EBITDA and a reconciliation of Adjusted EBITDA to net income (loss).

(2) A quantitative reconciliation of projected 2019 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company's securities, and losses related to legal contingencies or disposal of assets.

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Experienced and Proven Management Team

Results-driven management team with 110+ years of combined industry experience

- Execution focused management with deep industry experience and operational expertise that has successfully increased scale, expanded the ecosystem and driven growth
- Maintain an efficient client and regulatory focused organization with 234 employees in the U.S. and 351 employees in Latin America

	Years With Company	Years In Industry	Prior Experience
Robert Lisy *Chairman and CEO*	10	28	Vigo Money Transfer; Western Union
Tony Lauro *Chief Financial Officer*	1	21	Royal Bank of Scotland / Citizens Bank; Chase; Capital One
Randy Nilsen *Chief Sales & Marketing Officer*	3	26	Western Union; Jackson Hewitt; Sigue
Jose Perez-Villarreal *Chief Compliance Officer and Chief Administration Officer*	17	24	Universal cambios
William Velez *Chief Information Officer*	5	12	pwc; abarca health; Laureate Education Inc; accenture
Eduardo Azcarate *Chief Business Development Officer*	11	19	Gillette; Bancolombia; servimex

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 Capital Markets Progression

Recent Capital Markets Events

- Warrant Exchange offer expired April 25, 2019
  - Announced completion and settlement of the exchange in April 30 press release
  - Exchanged 8.9 million or 99.5% of the outstanding warrants and converted the remaining 0.5% leaving no outstanding warrants
  - Issued 1.8 million common shares and made an approximately $10 million cash payment in conformance with the offer
  - Improved liquidity and removed overhang

- Russell 2000 and 3000 index inclusion
  - Added to the indices on July 1st, 2019
  - Improved liquidity and recognition of IMXI's expanded market capitalization since initial listing

- Recast credit facility
  - Effective as of November 2018 via Key Bank
  - Reduced funding cost from LIBOR+ 900 basis points to LIBOR+ 450 basis points

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 First Quarter 2019

 Review of Key Performance Indicators  Revenue and Adjusted EBITDA growth of 22% year-over-year(1)  Intermex continues to aggregate share in Mexico / Guatemala  Key growth initiatives across new products and markets  IMXI shares have appreciated over 40%(2) since initial listing  Growth  Market Share  Expansion  Returns  Please see pages 37, 38 and 39 for detail on adjustments to EBITDA and a reconciliation of Adjusted EBITDA to net income (loss).As of market close on July 19, 2019.

 Intermex Growth Story  Money Transfer Transactions  Volume   (# In millions)  ($ in millions)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 37, 38 and 39 for detail on adjustments to EBITDA and a reconciliation of Adjusted EBITDA to net income (loss).  Revenue  Adjusted EBITDA(1)  ($ in millions)    ($ in millions)  24%   23%  22%   22%

 First Quarter 2019 Performance Highlights  Generated impressive year-over-year growth of key metrics:22.1% revenue growth21.9% Adjusted EBITDA growth(1)23.3% growth in remittance volumeNet income of $3.2 million vs. a net loss of $0.5 million in Q1 2018Adjusted EBITDA margin remained relatively flat year-over-year at 15.8%(1)Year-to-date as of March 31, Intermex has captured 45% of the total growth in US to Mexico remittance volume and 51% of the total growth in US to Guatemala remittance volume.(2)Launched our outbound business to Africa, which includes Nigeria, Ghana, Ethiopia and Kenya  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see pages 37, 38 and 39 for detail on adjustments to EBITDA and a reconciliation of Adjusted EBITDA to net income (loss).Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

On Track to Execute on 2019 Strategic Priorities

- Priority #1 is to continue driving core growth initiatives
  - Long runway ahead
  - Core expansion in both growth and stronghold states
  - Continued growth opportunity in secondary and tertiary Latin American markets
- Expanding our breadth and depth of service
  - Outbound US is live to Africa and Canada outbound now live
  - New products with our general purpose reloadable card (GPR), online and white label capabilities
- Enhanced infrastructure and dedication to customer service
  - New Active / Active network and data center capabilities
  - Banking service optimization

14

 Reiterating 2019 Financial Guidance  A quantitative reconciliation of projected 2019 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.   $320-$330 million Revenue  $54-$58 million Adjusted EBITDA(1)

 Competitive Overview

 Global Remittance Market  The World Bank. “Migration and Remittances Factbook 2016.” The World Bank. “Bilateral Remittance Matrix - 2017” accessed on May 17, 2018  247M  $613BUSD  $148BUSD  $31BUSD  people live outside of their country of birth.(1)  estimated amount of remittances sent, worldwide in 2017(2)  was sent from the U.S. alone(2)   was sent from the U.S. to Mexico in 2017, the largest remittance corridor in the world(2)

Large Industry with Accelerating Growth

The LAC Remittance Market

Strong Remittance Volume Growth in Intermex's Core Markets [1]


(Total Remittance Volume, $ in billions)
All Other
Guatemala
Mexico
2005 – 2017 CAGR
4.4%
5.6%
8.0%
2.3%
2005: $48.9; $23.1; $3.1; $22.7
2006: $58.9; $28.7; $3.7; $26.5
2007: $63.4; $32.3; $4.2; $26.9
2008: $64.4; $33.9; $4.5; $26.0
2009: $56.7; $30.6; $4.0; $22.1
2010: $58.0; $31.7; $4.2; $22.1
2011: $61.6; $33.5; $4.5; $23.6
2012: $62.2; $33.8; $5.0; $23.4
2013: $63.6; $34.7; $5.4; $23.4
2014: $66.4; $35.7; $5.8; $24.8
2015: $70.4; $37.6; $6.6; $26.2
2016: $75.4; $39.2; $7.5; $28.7
2017: $82.0; $44.3; $7.7; $30.0
Recession Softness

- Hispanics represent over 50% of foreign-born residents in the U.S. and are highly concentrated in California, Texas, Florida, and New York
- Substantial opportunities exist for continued increases in LAC remittance volume as housing starts grow and wages for foreign-born Hispanics increase
- As the number of Hispanic foreign-born workers continues to rise, volumes of remittances sent back to families in LAC countries should increase accordingly

(1) Banco de Guatemala, Banco de Mexico and World Bank. Represents total remittance volume.

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   2014  2018  1Q19    14.0%  24.0%(3)  25.5%(3)  All Others  86.0%  76.0%  74.5%    2014  2018  1Q19    7.9%  17.4%(3)  18.0%(3)  All Others  92.1%  82.6%  82.0%  Favorable, Fragmented Competitive Landscape  LAC Market Landscape  Intermex enjoys a strong and growing position across key target markets  Intermex Share of Key Target Markets (2)  Total Market Size:~$90 Billion (1)  LAC Countries - 2018      Mexico Market Share Breakdown  Guatemala Market Share Breakdown    World Bank (2018). Reflects estimated LAC market size as of April 2019.Management estimated market share of remittances as of 2018.Source: Banco de Guatemala, Banco de Mexico and World Bank 2018    Country  Size(US$B)1  Region  MEX   35.7   40%  GUA   9.6   11%  DOM   6.8   8%  COL   6.4   7%  ELS   5.5   6%  HON   4.7   5%  PRU   3.2   4%  ECU   3.1   3%  HAI   3.0   3%  BRA   2.9   3%  JAM   2.5   3%  NIC   1.5   2%  BOL   1.3   1%  OTHER   3.6   4%

Market Share and Percent Of Industry Growth Tier I Countries

Mexico Remittance Volume Growth


7.9%
9.7%
12.1%
14.9%
17.4%
18.0%
$1,546
$1,208
$2,188
$3,123
$3,079
$510
80%
20%
57%
43%
61%
39%
62%
38%
59%
41%
55%
45%
2014
2015
2016
2017
2018
Q1 2019

Guatemala Remittance Volume Growth


14.0%
15.4%
18.8%
21.6%
24.0%
25.5%
$397
$671
$792
$934
$992
$168
67%
33%
74%
26%
57%
43%
59%
41%
58%
42%
49%
51%
2014
2015
2016
2017
2018
Q1 2019

Volume Growth captured by Intermex | Volume Growth captured by Others | Intermex Market Share

- Intermex outperforms market growth in its core markets of Mexico and Guatemala.
- A consistent and large portion of the growth in the Mexico market is captured by Intermex.

Source: Banco de Guatemala and Banco de Mexico – US originating Volume

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 Industry Growth(1)  Business Model Resiliency   Intermex has exhibited impressive growth even during recessionary periods  Banco de Guatemala, Banco de Mexico and World Bank. Represents total remittance volume.  CAGR: 3.7%  (Total Remittance Volume, $ in billions)  Intermex Growth  CAGR: 12.5%  (Total Remittance Volume, $ in billions)  Intermex grew at 3.4x the industry between 2009-2015, reflecting resilience in the business model during extended periods of market softness

Customer Transaction Flow

Illustrative example of $375 transaction to Mexico

$375

U.S. Customer sends $375 to Mexico through:

- In person wire transfers
- Online money transfers

$375
+$10 fee

Agent records $375 transaction to Mexico and charges the customer $385 and provides customer with transaction code.

$375

$375 is wired to Mexico. Customer picks up money with transaction code in local currency.

Intermex processes transaction through proprietary platform with an integrated regulatory compliance model and payer network relationships.

- Intermex earns $10.00 Fee Revenue plus ~$2.50 Foreign Exchange Spread Revenue
- Intermex pays sending and paying agent commissions

Intermex earns $5.05 net on $12.50 gross revenue

22

 Intermex sustains strong margins while increasing volume growth to Mexico  Intermex Grows in Excess of the Industry  Margin Expansion (Mexico)  Intermex has been able to capture additional market share while increasing strong margins.  Source: Banco de Mexico.

 Core Growth Opportunity  Long runway for same-store and greenfield growth in “stronghold” states    There are more zip codes with high foreign born populations in our “stronghold” states that we want to operate in than zip codes that we currently operate inGrowth in our 15 “stronghold” states is ~2x that of Mexico market growth30%+ growth in 5 of 1520%+ growth in 10 of 1510%+ growth in 15 of 15Continued effort to penetrate with the right retailers

 Core Growth Opportunity  Further penetration is a long-term driver of meaningful growth   Intermex transaction volume could grow up to 3x the current total if transaction per foreign born is replicated in “growth states”  Note: Includes Mexico and Guatemala markets only; foreign born population data as of May 31, 2019; transaction data as of March 31, 2019  Region  Transaction / Population  Southeast  4.18  Northeast  3.12  Midwest  1.29  Northwest  .72  Southwest  .54  Central  .36

 Core Growth Opportunity  Significant greenfield opportunity in “growth” states  CA  TX  Intermex could add up to ~10.7 million wires per quarter in California and Texas at similar penetration to stronghold states  Stronghold states (15)    Currently, much lower transaction per foreign born in CA and TX vs. stronghold states      Solid = Actual  Stripes = Hypothetical  Note: Includes Mexico and Guatemala markets only; foreign born population data as of May 31, 2019; transaction data as of March 31, 2019

Systematic and Efficient Sales Strategy and Execution

● = concentration of Latin American foreign born residents



1 Target U.S. ZIP codes with high concentrations of Latin American foreign born residents

2 

Locate and interview agents in target Zip codes that meet Intermex Agent profile.

- High transaction volume
- Trusted member of community
- Strong compliance environment
- Credit Worthy

3 

Partner with agent to:

- Provide Solutions
- Sell Benefits
- Complete Business Review
- Finalize Commitments

4 Average number of wires per agent


13% CAGR
1,927
4,407
2011
2012
2013
2014
2015
2016
2017
2018
~2x lift in productivity since 2011

Note: Agent count reflects yearly average of transacting agents.

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               CaptureSpeed    Problem Resolution  System Reliability  Local Language  Loyalty Program  Community Member  Trust  Reliability  Differentiators – Deliver Agent and Consumer Value  Why Agents Choose Intermex  Why Consumers Choose Intermex    Banking Solutions    Trust    Increased Transaction Volume

Incremental Growth

New markets and value-add customer services are long-term growth opportunities

- Africa inbound – 1Q19 launch
  - Africa's total addressable market could be similar to Guatemala in terms of remittance volume
    - First wire completed January 10th, 2019
- Canada outbound – 3Q19 launch
  - Canada's total addressable market could be similar to Texas in terms of remittance volume
    - First wire completed July 9th, 2019
- White label processing
  - Live with first partner and in market with additional opportunities for 2H19

We believe these opportunities should contribute to revenue and EBITDA in 2020 and beyond

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Superior Compliance Culture

Intermex maintains a highly comprehensive, rigorous compliance process

Compliance Checks

- Conduct all compliance checks through the extensive compliance module which is part of our proprietary POS system
  - "Know Your Customer" due diligence
  - "Anti-Money Laundering" checks
- Strong policies, procedures and internal stricter controls than regulatory requirements

Transaction Monitoring

- All transactions subject to real-time AML and OFAC screening
- Post-transaction analysis to detect, report and prevent suspicious activity
- Transactions are instantly flagged when ID verification and source of funds is required

Ongoing Agent Overview

- Rigorous Agent oversight performed by compliance field examiners
- Comprehensive and ongoing Agent training on regulatory requirements
- Enhanced due diligence process for sending and paying Agents

Key Milestones in the Process

1. **Transaction entry at Sending Agent requires completion of mandatory fields and ID requirements**
2. **Sender and receiver screened against government-required lists (OFAC, etc.)**
3. **Transaction screened for limit restrictions, velocity levels, structuring, and ID requirements**
4. **Transaction sent to payer; flagged exceptions sent to Compliance for investigation and release / rejection**

Intermex Risk and Compliance Tools

EQUIFAX · Experian · LexisNexis · TransUnion

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 Competitive Strengths      The growth potential is significant and durable in both our established and newer entry markets  Our differentiated approach focuses on prioritizing agent productivity and consistently growing transactions per agent  Our technology infrastructure allows for the dependable transfer of money with one of the lowest cancellation rates in the industry  Incremental opportunities, including new markets, expanded ancillary products and B2B processing relationships supplement our core growth and strengthen our competitive advantage  Dedication to superior customer service is our key competitive advantage and is scalable as we add new agents and products

 Appendix

Highly Scalable and Industry-Leading Technology Platform

intermex INTERNATIONAL MONEY EXPRESS

Speed of POS Transactions

Repeat sender transactions completed in half the time of most competitors

Systems Uptime and Reliability

99.95% historical uptime SLA with 3-datacenter balancing and auto failover

Technical Support Response Time

Leading 8-second answer time, most issues solved in under 5 minutes

Processing Capacity and Easy Scalability

Capacity to process 10 times current volume, scalable by adding more servers

Proprietary Business Software

Powerful engine allows granular FX customization and real-time risk analysis

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From Irma to Earthquake – Testing Resilience

Hurricane Irma

- Intermex deployed its Business Continuity Plan (BCP) 3 days before the event
- Mexico and Guatemala subsidiaries supported key stakeholders in Miami
  - Equipment supplied to key personnel (i.e. satellite phones, hotspots and backup laptops) allowed for uninterrupted communications
- HQ facilities ran on generator for 5 days
- Data and voice circuits were unaffected

Mexico Earthquake (Tuesday, Sept 19 2017)

- Facilities in Puebla, Mexico were evacuated at 2:14PM EST
- Intermex immediately activated its BCP to enable operations center support
- Within a 2-hour period, calls were routed and processes handled as per BCP by Miami and Guatemala backup personnel



Irma Week YOY Comparison
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Fri
Sat
Sun
Mon
Tue
Wed
2016
2017



Wires per Hour
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Sep 20/16
Sep 12/17
Sep 19/17

Note: Graphs show minimal to no impact to business operations.

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Consolidated Balance Sheets

 Consolidated Statements of Operations

 Net Income (Loss) to Adj. EBITDA Reconciliation

 Net Income (Loss) to Adj. EBITDA Reconciliation

 Net Income(Loss) to Adj. EBITDA Reconciliation